Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
Reporting Period: February 14 - 29, 2016
Federal Tax I.D. # 98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors' bank reconciliations)	MOR-1a	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	3/31/2016
Signature of Authorized Individual*	Date

A. Alejandra Veltmann	VP - Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR NOTES

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
Reporting Period: February 14 - 29, 2016
Federal Tax I.D. # 98-1146017

Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America ("U.S. GAAP").  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

Intercompany activity/transactions have not been eliminated in the accompanying individual entities' statement of operations or individual balance sheets contained herein.

MOR NOTES

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
Reporting Period: February 14 - 29, 2016
Federal Tax I.D. # 98-1146017

Notes to the Monthly Operating Report

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements related to intercompany transfers among the Debtor entities have been excluded in this schedule.

Attached to MOR-1 is a listing of the Debtors' bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period.  Such accounts were reconciled in accordance with the Debtors' ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1a include outstanding checks and any reconciling items.

Bank statements and disbursement journals are available as requested.

Notes to MOR-2 and MOR-3:

The financial information presented in the statement of operations and balance sheet are presented for the full month of February.

Notes to MOR-4:

The post-petition tax activity is presented for the full month of February.

To the best of the Debtors' knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

Notes to MOR-5:

Earned revenue is considered "billed" to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

"Unbilled" Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

"Other" Accounts Receivable includes items such as (but not limited to) duplicate payments (which will be collected back from vendors), deposits, wire returns and dividend shares.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -
The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Interim Order Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 73].

Question #5 - Two bank accounts were opened during the reporting period:

1. Paragon International Finance Company - Bank of America account ending in 4356, as required per the Final Order (I) Approving Debtors' Proposed Form of Adequate Assurance of Payment to Utility Companies, (II) Establishing Procedures for Resolving Objections by Utility Companies, and (III) Prohibiting Utility Companies from Altering, Refusing, or Discontinuing Service Pursuant to Sections 366 and 105(a) of the Bankruptcy Code and Bankruptcy Rules 6003 and 6004 [D.I. No. 136].

MOR NOTES

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
Reporting Period: February 14 - 29, 2016
Federal Tax I.D. # 98-1146017

Notes to the Monthly Operating Report

2. Paragon Offshore (Nederland) B.V. with Paragon Offshore Plc as sole member - Bank of America account ending in 3027.

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
Reporting Period: February 14 - 29, 2016
Federal Tax I.D. # 98-1146017

Schedule of Disbursements
(000's)

See Notes to the MOR related to MOR-1

Debtor	Case Number	Disbursements
Paragon Offshore Drilling LLC	16-10385	$ -
Paragon Offshore plc	16-10386	(0)
Paragon Drilling Services 7 LLC	16-10387	-
Paragon Offshore Finance Company	16-10388	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-
Paragon Offshore do Brasil Ltda.	16-10390	(1,550)
Paragon International Finance Company	16-10391	(3,676)
Paragon Asset (ME) Ltd.	16-10392	-
Paragon Offshore Holdings US Inc.	16-10393	-
Paragon Asset (UK) Ltd.	16-10394	-
Paragon FDR Holding Ltd.	16-10395	-
Paragon Offshore International Ltd.	16-10396	(2,046)
Paragon Offshore (North Sea) Ltd.	16-10397	-
Paragon Duchess Ltd.	16-10398	-
Paragon (Middle East) Limited	16-10399	-
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-
Paragon Leonard Jones LLC	16-10402	(180)
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(0)
Paragon Offshore (Nederland) B.V.	16-10404	(556)
Paragon Offshore Contracting GmbH	16-10405	(226)
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(3)
Paragon Holding SCS 2 Ltd.	16-10407	-
Paragon Asset Company Ltd.	16-10408	-
Paragon Holding SCS 1 Ltd.	16-10409	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-

Total Disbursements		$ (8,236)

MOR-1a

In re Paragon Offshore PLC, et al.

				Case No. 16-10386 (CSS)
				Reporting Period: February 14 - 29, 2016
				Federal Tax I.D. # 98-1146017

Bank Reconciliation (or copies of Debtors' bank reconciliations)
(000's)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Balance	Closing Balance	Total Cash Receipts
Paragon Offshore Drilling LLC	16-10385		$ -	$ -	$ -
Paragon Offshore plc	16-10386	6704, 9694, 3774, 9069	343,644	343,641	76
Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-
Paragon Offshore Finance Company	16-10388	2257	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	3991, 701L	92	81	-
Paragon Offshore do Brasil Ltda.	16-10390	4000, 7775, 5004	917	3,000	3,669
Paragon International Finance Company	16-10391	4670, 4240, 7219, 7201, 7227, 7235, 4355, 1100, 3880, 9959, 4356, 7633	62,471	117,816	46,773
Paragon Asset (ME) Ltd.	16-10392		-	-	-
Paragon Offshore Holdings US Inc.	16-10393		-	-	-
Paragon Asset (UK) Ltd.	16-10394		-	-	-
Paragon FDR Holding Ltd.	16-10395	3867	92	92	-
Paragon Offshore International Ltd.	16-10396	-001, 5110, 6490, 6500, 9901, 0000, 2501, 4001	1,221	956	3
Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-
Paragon Duchess Ltd.	16-10398		-	-	-
Paragon (Middle East) Limited	16-10399		-	-	-
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	6362, 8969, 1728, 8000	213	211	-
Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-
Paragon Leonard Jones LLC	16-10402	8256, 8032, 3350, 7021	84	360	1,902
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	3875, 0775	517	473	1
Paragon Offshore (Nederland) B.V.	16-10404	2286, 1106, 6254, NL2A, NL2A	1,853	2,205	17,355
Paragon Offshore Contracting GmbH	16-10405	8002, 2377, 8788, 8876, 4010, 403W	2,998	3,316	-
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	7995, -101, -725	999	1,011	-
Paragon Holding SCS 2 Ltd.	16-10407		-	-	-
Paragon Asset Company Ltd.	16-10408		-	-	-
Paragon Holding SCS 1 Ltd.	16-10409		-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410		-	-	-

	Total		$ 415,100	$ 473,163	$ 69,779

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
Reporting Period: February 14 - 29, 2016
Federal Tax I.D. # 98-1146017

Schedule of Professional Fees Paid
(000's)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.

Professionals
Name	Amount Paid During Month	Total Paid to Date
PricewaterhouseCoopers LLP	$ 28	$ 28

Total Payments to Professionals	$ 28	$ 28

MOR-2

In re Paragon Offshore PLC, et al.
					Case No. 16-10386 (CSS)
				Reporting Period: February 14 - 29, 2016
				Federal Tax I.D. # 98-1146017

	Unaudited Statement of Operations (Income Statement)
		(000's)
		Unaudited
	(See Notes to the MOR related to MOR-2)
		For Month Ending February 29, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
Operating Revenues
Contract Drilling Revenue	$ 1,154	$ -	$ -	$ -	$ -	$ 1,175
Reimbursable Revenues	6	-	-	-	-	3,285
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	6,200	-	-	-
Operating revenues	1,160	-	6,200	-	-	4,460

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(589)	-	(159)	-	(152)	(2,217)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(6)	-	-	-	-	(2,964)
Depreciation and Amortization	(534)	(6)	(4,998)	-	(463)	(107)
General & Administrative	-	(4,103)	-	-	(28)	-
Corporate Operations	-	(963)	-	-	-	-
Local Administrative Expense	(733)	-	-	-	(0)	(613)
Unusual Event	-	-	-	-	-	-
Operating costs and expenses	(1,862)	(5,072)	(5,157)	-	(642)	(5,901)

Operating Income	(702)	(5,072)	1,043	-	(642)	(1,441)

Other Income (Expense)	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	(4,788)	(1,668)	(2,137)	-	(71)
Interest Income	232	76	111	-	100	-
Reorganization Items	-	-	-	-	-	-
Other, net	98	(30)	-	-	45	974
Income before income taxes	(372)	(9,815)	(515)	(2,137)	(497)	(538)
Income tax provision	(48)	-	-	-	-	-
Net Income	(421)	(9,815)	(515)	(2,137)	(497)	(538)

MOR-2

In re Paragon Offshore PLC, et al.

	16-10391	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$ -	$ -	$ -	$ 11,210	$ -	$ 13,893
Reimbursable Revenues	-	-	-	446	-	465
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	-	-	-	387
Operating revenues	-	-	-	11,656	-	14,744

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	-	(341)	-	(11,072)	-	(10,632)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	(283)	-	(257)
Depreciation and Amortization	-	(392)	-	-	-	(1,375)
General & Administrative	(4)	-	(1,460)	(719)	(253)	(1)
Corporate Operations	-	-	(379)	(187)	(66)	(42)
Local Administrative Expense	-	(78)	-	(55)	-	(1,877)
Unusual Event	-	-	-	-	-	-
Operating costs and expenses	(4)	(811)	(1,840)	(12,316)	(319)	(13,998)

Operating Income	(4)	(811)	(1,840)	(661)	(319)	747

Other Income (Expense)	-	-	-	-	-	-
Interest expense, net of amount capitalized	(230)	-	-	-	-	(10)
Interest Income	16	-	-	-	1,695	-
Reorganization Items	-	-	-	-	-	-
Other, net	(927)	-	-	(5)	-	176
Income before income taxes	(1,145)	(811)	(1,840)	(666)	1,375	912
Income tax provision	-	-	1,359	-	-	(0)
Net Income	(1,145)	(811)	(480)	(666)	1,375	912

MOR-2

In re Paragon Offshore PLC, et al.

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$ 14,311	$ -	$ 5,469	$ -	$ -	$ 4,569
Reimbursable Revenues	433	(4)	29	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Other Revenues	-	-	3,839	-	-	187
Operating revenues	14,745	(4)	9,337	-	-	4,757

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(14,436)	(340)	(2,145)	-	(42)	(4,074)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(252)	-	(22)	-	-	-
Depreciation and Amortization	-	(13)	(3,011)	-	(68)	-
General & Administrative	-	-	-	(11)	(9)	(266)
Corporate Operations	-	-	-	-	-	(69)
Local Administrative Expense	(858)	-	(1)	-	-	(508)
Unusual Event	-	-	(1,025)	-	-	-
Operating costs and expenses	(15,547)	(353)	(4,130)	(11)	(119)	(4,917)

Operating Income	(802)	(357)	5,301	(11)	(119)	(161)

Other Income (Expense)	-	-	-	-	-	-
Interest expense, net of amount capitalized	-	-	-	(0)	(77)	-
Interest Income	-	-	-	-	1	2
Reorganization Items	-	-	-	-	-	-
Other, net	-	0	-	0	0	6
Income before income taxes	(802)	(357)	5,301	(11)	(194)	(152)
Income tax provision	-	-	(139)	-	-	-
Net Income	(802)	(357)	5,162	(11)	(194)	(152)

MOR-2

In re Paragon Offshore PLC, et al.

	16-10403	16-10404	16-10405	16-10406	16-10407
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.
Operating Revenues
Contract Drilling Revenue	$ -	$ 17,764	$ (34)	$ -	$ -
Reimbursable Revenues	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-
Other Revenues	-	1,846	-	1,328	-
Operating revenues	-	19,610	(34)	1,328	-

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	(217)	(17,000)	(15)	-	-
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-
Depreciation and Amortization	-	(0)	(27)	-	-
General & Administrative	-	-	(294)	-	(5,193)
Corporate Operations	-	(110)	(76)	-	(1,349)
Local Administrative Expense	(61)	(732)	(118)	(1,319)	-
Unusual Event	-	-	-	-	-
Operating costs and expenses	(278)	(17,842)	(499)	(1,319)	(6,543)

Operating Income	(278)	1,768	(533)	9	(6,543)

Other Income (Expense)	-	-	-	-	-
Interest expense, net of amount capitalized	-	3	(232)	-	(111)
Interest Income	46	20	25	-	77
Reorganization Items	-	-	-	-	-
Other, net	(3)	59	448	(0)	-
Income before income taxes	(235)	1,850	(293)	9	(6,577)
Income tax provision	-	(275)	-	-	-
Net Income	(235)	1,575	(293)	9	(6,577)

MOR-2

In re Paragon Offshore PLC, et al.

	16-10408	16-10409	16-10410
	Paragon Asset Company Ltd.	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$ -	$ -	$ -
Reimbursable Revenues	-	-	-
Labor Contract Revenues	-	-	-
Other Revenues	22,326	-	3,303
Operating revenues	22,326	-	3,303

Operating Costs and Expenses	-	-	-
Contract Drilling Expenses	(1,614)	-	(82)
Labor Contract	-	-	-
Reimbursable Expenses	-	-	-
Depreciation and Amortization	(7,355)	-	(681)
General & Administrative	-	(0)	(0)
Corporate Operations	-	-	-
Local Administrative Expense	(0)	-	-
Unusual Event	-	-	-
Operating costs and expenses	(8,970)	(0)	(763)

Operating Income	13,357	(0)	2,541

Other Income (Expense)	-	-	-
Interest expense, net of amount capitalized	(1)	-	(39)
Interest Income	-	93	-
Reorganization Items	-	-	-
Other, net	-	-	(2)
Income before income taxes	13,356	93	2,499
Income tax provision	-	-	(330)
Net Income	13,356	93	2,169

MOR-3

In re Paragon Offshore PLC, et al.

				Case No. 16-10386 (CSS)
		Reporting Period: February 14 - 29, 2016
		Federal Tax I.D. # 98-1146017

Unaudited Balance Sheet
(000's)
Unaudited
(See Notes to the MOR related to MOR-3)
For Month Ending February 29, 2016

	16-10385	16-10386	16-10387	16-10388
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company
ASSETS
Current assets
Total Cash and Cash Equivalents	$ -	$ 343,641	$ -	$ -
Restricted Cash	-	-	-	-
Accounts Receivable	134,068	56,445	123,652	-
Natural Disasters Insurance Receivables	-	-	-	-
Prepaid Expenses & Deposits	57	9,826	-	-
Taxes Receivable	-	-	-	-
Total Other Current Assets	6,928	1,476	186,336	1,469
Total current assets	141,053	411,389	309,988	1,469
Long Term Notes - 3rd Party	-	-	-	-
Investments in Subsidiaries	182,682	3,456,981	-	4,105,589
Intercompany Notes Receivable	158,059	-	-	-
Joint Venture Investments	-	-	-	-
Long Term Notes & Investments	340,740	3,456,981	-	4,105,589
Gross PPE	95,360	483	64,519	-
Accumulated Depreciation	(70,936)	(32)	(61,016)	-
Property and Equipment	24,424	451	3,502	-
Other Assets	1,651	26,853	1,525	5,674
Deferred Financing Costs	-	19,733	-	5,674
Deferred Regulatory Inspection	821	-	1,525	-
Deferred Pension Costs	-	-	-	-
Intangibles	-	-	-	-
Other Long Term Assets	-	7,119	-	-
Hedging Instruments - NonCurrent	-	-	-	-
Long Term Prepaid Mob	830	-	-	-
Long Term Prepaid Expense	-	-	-	-

Total assets	507,868	3,895,674	315,015	4,112,731

LIABILITIES AND SHAREHOLDERS' EQUITY	-	-	-	-
Current liabilities	-	-	-	-
Current Maturities & Short Term Debt	-	-	-	6,500
Accounts Payable	42,565	602,567	209,848	23,063
Payroll and Benefits Related Accruals	941	5	-	-
Taxes Payable	1,235	320	-	-
Dividends Payable	-	-	-	-
Interest Payable	-	903	1,841	3,961
Other Current Liabilities	4,846	777	-	5,073
Total current liabilities	49,587	604,573	211,689	38,597
Total Long-Term Debt	-	-	210,000	632,899
Deferred Taxes	-	-	-	-
Other NonCurrent Liabilities	6,964	3,361	-	-
Liabilities Subject to Compromise	-	1,734,480	-	-
Total liabilities	56,551	2,342,414	421,689	671,496

Shareholders' equity	-	-	-	-
Shareholders' Equity	451,318	1,550,191	(106,674)	3,441,235
Ordinary Shares-par Val $ 10 per sh	-	875	-	-
Capital in Excess of par value	(1,019,894)	1,431,645	(3,311)	3,530,901
Retained Earnings	1,471,211	120,739	(103,363)	(89,665)
Treasury Stock - at Cost	-	-	-	-
Accumulated Other Comprehensive Loss	-	-	-	-
Statutory Equity	-	-	-	-
Noncontrolling Interests	-	-	-	-
Total shareholders' equity	451,318	1,550,191	(106,674)	3,441,235
Total liabilities and shareholders' equity	507,868	3,895,674	315,015	4,112,731

MOR-3

In re Paragon Offshore PLC, et al.

	16-10389	16-10390	16-10391	16-10392
	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company	Paragon Asset (ME) Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	$ 81	$ 2,945	$ 117,585	$ -
Restricted Cash	-	-	-	-
Accounts Receivable	159,683	28,419	2,400,197	72,203
Natural Disasters Insurance Receivables	-	-	-	-
Prepaid Expenses & Deposits	5	739	-	-
Taxes Receivable	576	9,067	-	-
Total Other Current Assets	208	41	(48)	-
Total current assets	160,553	41,211	2,517,734	72,203
Long Term Notes - 3rd Party	-	-	-	-
Investments in Subsidiaries	-	593	3,893,946	50
Intercompany Notes Receivable	55,350	-	-	-
Joint Venture Investments	-	-	-	-
Long Term Notes & Investments	55,350	593	3,893,946	50
Gross PPE	152,819	2,783	-	81,478
Accumulated Depreciation	(126,077)	(2,215)	-	(40,291)
Property and Equipment	26,742	569	-	41,186
Other Assets	860	-	-	530
Deferred Financing Costs	-	-	-	-
Deferred Regulatory Inspection	860	-	-	530
Deferred Pension Costs	-	-	-	-
Intangibles	-	-	-	-
Other Long Term Assets	-	-	-	-
Hedging Instruments - NonCurrent	-	-	-	-
Long Term Prepaid Mob	-	-	-	-
Long Term Prepaid Expense	-	-	-	-

Total assets	243,505	42,373	6,411,679	113,969

LIABILITIES AND SHAREHOLDERS' EQUITY	-	-	-	-
Current liabilities	-	-	-	-
Current Maturities & Short Term Debt	-	13,878	61,758	-
Accounts Payable	210,564	101,441	3,255,571	1,885
Payroll and Benefits Related Accruals	8	8,589	-	218
Taxes Payable	682	2,489	-	-
Dividends Payable	-	-	-	-
Interest Payable	-	2,113	1,066	-
Other Current Liabilities	-	5,915	-	-
Total current liabilities	211,254	134,425	3,318,395	2,102
Total Long-Term Debt	-	13,521	88,043	-
Deferred Taxes	-	-	-	-
Other NonCurrent Liabilities	-	500	-	-
Liabilities Subject to Compromise	-	1,039	5,548	-
Total liabilities	211,254	149,485	3,411,987	2,102

Shareholders' equity	-	-	-	-
Shareholders' Equity	32,251	(107,113)	2,999,693	111,867
Ordinary Shares-par Val $ 10 per sh	-	(9)	-	-
Capital in Excess of par value	(72,168)	(4,158)	2,928,906	44,301
Retained Earnings	104,419	(84,399)	70,787	67,566
Treasury Stock - at Cost	-	-	-	-
Accumulated Other Comprehensive Loss	-	(18,546)	-	-
Statutory Equity	-	-	-	-
Noncontrolling Interests	-	-	-	-
Total shareholders' equity	32,251	(107,113)	2,999,693	111,867
Total liabilities and shareholders' equity	243,505	42,373	6,411,679	113,969

MOR-3

In re Paragon Offshore PLC, et al.

	16-10393	16-10394	16-10395	16-10396
	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	$ -	$ -	$ 92	$ 977
Restricted Cash	-	-	-	-
Accounts Receivable	90	45,290	228,178	923,979
Natural Disasters Insurance Receivables	-	-	-	-
Prepaid Expenses & Deposits	-	-	-	1,763
Taxes Receivable	7,110	6,600	-	190
Total Other Current Assets	-	-	35,165	12,009
Total current assets	7,200	51,890	263,435	938,916
Long Term Notes - 3rd Party	-	-	-	-
Investments in Subsidiaries	(1,339,443)	-	410,651	7,433
Intercompany Notes Receivable	-	-	210,000	-
Joint Venture Investments	-	-	-	-
Long Term Notes & Investments	(1,339,443)	-	620,651	7,433
Gross PPE	-	-	-	212,479
Accumulated Depreciation	-	-	-	(148,158)
Property and Equipment	-	-	-	64,322
Other Assets	14,751	2,204	-	607
Deferred Financing Costs	-	-	-	-
Deferred Regulatory Inspection	-	-	-	446
Deferred Pension Costs	-	-	-	-
Intangibles	-	-	-	-
Other Long Term Assets	14,751	2,204	-	-
Hedging Instruments - NonCurrent	-	-	-	-
Long Term Prepaid Mob	-	-	-	161
Long Term Prepaid Expense	-	-	-	-

Total assets	(1,317,492)	54,094	884,086	1,011,278

LIABILITIES AND SHAREHOLDERS' EQUITY	-	-	-	-
Current liabilities	-	-	-	-
Current Maturities & Short Term Debt	-	-	13,611	-
Accounts Payable	13,116	32,351	28,603	756,595
Payroll and Benefits Related Accruals	-	355	-	10,370
Taxes Payable	(1,836)	-	-	7,194
Dividends Payable	-	-	-	-
Interest Payable	-	-	26	-
Other Current Liabilities	-	-	-	3,273
Total current liabilities	11,280	32,706	42,241	777,432
Total Long-Term Debt	-	-	-	-
Deferred Taxes	-	-	-	1,133
Other NonCurrent Liabilities	-	-	1,803	875
Liabilities Subject to Compromise	-	-	-	2
Total liabilities	11,280	32,706	44,043	779,441

Shareholders' equity	-	-	-	-
Shareholders' Equity	(1,328,772)	21,387	840,043	231,835
Ordinary Shares-par Val $ 10 per sh	-	5,000	-	-
Capital in Excess of par value	(538,589)	-	829,425	293,022
Retained Earnings	(790,183)	16,387	10,618	(60,864)
Treasury Stock - at Cost	-	-	-	-
Accumulated Other Comprehensive Loss	-	-	-	(324)
Statutory Equity	-	-	-	-
Noncontrolling Interests	-	-	-	-
Total shareholders' equity	(1,328,772)	21,387	840,043	231,835
Total liabilities and shareholders' equity	(1,317,492)	54,094	884,086	1,011,278

MOR-3

In re Paragon Offshore PLC, et al.

	16-10397	16-10398	16-10399	16-10400
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	$ -	$ -	$ -	$ 150
Restricted Cash	-	-	-	-
Accounts Receivable	74,963	(109)	242,788	298,349
Natural Disasters Insurance Receivables	-	-	-	-
Prepaid Expenses & Deposits	1,085	-	27	2
Taxes Receivable	211	-	-	14
Total Other Current Assets	-	-	1,294	-
Total current assets	76,260	(109)	244,109	298,515
Long Term Notes - 3rd Party	-	-	-	-
Investments in Subsidiaries	-	(47,110)	-	208,494
Intercompany Notes Receivable	-	-	-	-
Joint Venture Investments	-	-	-	-
Long Term Notes & Investments	-	(47,110)	-	208,494
Gross PPE	-	2,030	368,480	-
Accumulated Depreciation	-	(990)	(276,788)	-
Property and Equipment	-	1,040	91,691	-
Other Assets	-	91	3,278	-
Deferred Financing Costs	-	-	-	-
Deferred Regulatory Inspection	-	91	1,884	-
Deferred Pension Costs	-	-	-	-
Intangibles	-	-	-	-
Other Long Term Assets	-	-	-	-
Hedging Instruments - NonCurrent	-	-	-	-
Long Term Prepaid Mob	-	-	1,394	-
Long Term Prepaid Expense	-	-	-	-

Total assets	76,260	(46,088)	339,078	507,008

LIABILITIES AND SHAREHOLDERS' EQUITY	-	-	-	-
Current liabilities	-	-	-	-
Current Maturities & Short Term Debt	-	-	-	-
Accounts Payable	44,372	7,124	9,070	296,765
Payroll and Benefits Related Accruals	2,489	(48)	4,811	-
Taxes Payable	223	152	568	17
Dividends Payable	-	-	-	-
Interest Payable	-	-	-	-
Other Current Liabilities	62	-	999	-
Total current liabilities	47,145	7,228	15,451	296,783
Total Long-Term Debt	-	-	-	-
Deferred Taxes	-	-	-	-
Other NonCurrent Liabilities	-	-	1,068	-
Liabilities Subject to Compromise	-	-	-	-
Total liabilities	47,145	7,228	16,518	296,783

Shareholders' equity	-	-	-	-
Shareholders' Equity	29,115	(53,317)	322,560	210,226
Ordinary Shares-par Val $ 10 per sh	-	-	-	-
Capital in Excess of par value	9,565	37,043	68,267	583,633
Retained Earnings	19,549	(90,361)	254,293	(373,407)
Treasury Stock - at Cost	-	-	-	-
Accumulated Other Comprehensive Loss	-	-	-	-
Statutory Equity	-	-	-	-
Noncontrolling Interests	-	-	-	-
Total shareholders' equity	29,115	(53,317)	322,560	210,226
Total liabilities and shareholders' equity	76,260	(46,088)	339,078	507,008

MOR-3

In re Paragon Offshore PLC, et al.

	16-10401	16-10402	16-10403	16-10404
	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.
ASSETS
Current assets
Total Cash and Cash Equivalents	$ -	$ 360	$ 474	$ 2,214
Restricted Cash	-	-	-	-
Accounts Receivable	53,071	95,937	4,550	266,252
Natural Disasters Insurance Receivables	-	-	-	-
Prepaid Expenses & Deposits	-	619	58	24
Taxes Receivable	9	-	29	3,158
Total Other Current Assets	33	10	218	14,526
Total current assets	53,113	96,926	5,330	286,174
Long Term Notes - 3rd Party	-	-	-	-
Investments in Subsidiaries	42,808	35,000	-	-
Intercompany Notes Receivable	300	2,383	32,694	7,959
Joint Venture Investments	-	-	-	-
Long Term Notes & Investments	43,108	37,383	32,694	7,959
Gross PPE	20,462	-	-	1
Accumulated Depreciation	(17,480)	-	-	(1)
Property and Equipment	2,982	-	-	1
Other Assets	747	-	-	862
Deferred Financing Costs	-	-	-	-
Deferred Regulatory Inspection	747	-	-	-
Deferred Pension Costs	-	-	-	862
Intangibles	-	-	-	-
Other Long Term Assets	-	-	-	-
Hedging Instruments - NonCurrent	-	-	-	-
Long Term Prepaid Mob	-	-	-	-
Long Term Prepaid Expense	-	-	-	-

Total assets	99,951	134,309	38,024	294,994

LIABILITIES AND SHAREHOLDERS' EQUITY	-	-	-	-
Current liabilities	-	-	-	-
Current Maturities & Short Term Debt	-	-	-	-
Accounts Payable	59,925	61,370	67,307	102,977
Payroll and Benefits Related Accruals	-	403	362	1,106
Taxes Payable	39	2,788	164	525
Dividends Payable	-	-	-	-
Interest Payable	1,849	-	-	-
Other Current Liabilities	-	(13)	24	5,776
Total current liabilities	61,814	64,547	67,857	110,383
Total Long-Term Debt	-	-	-	-
Deferred Taxes	-	-	-	231
Other NonCurrent Liabilities	-	-	3,037	5
Liabilities Subject to Compromise	-	161	25	1,937
Total liabilities	61,814	64,708	70,919	112,555

Shareholders' equity	-	-	-	-
Shareholders' Equity	38,137	69,602	(32,895)	182,440
Ordinary Shares-par Val $ 10 per sh	-	-	-	-
Capital in Excess of par value	96,279	136,179	(47,620)	12,794
Retained Earnings	(58,143)	(66,577)	14,725	169,079
Treasury Stock - at Cost	-	-	-	-
Accumulated Other Comprehensive Loss	-	-	-	566
Statutory Equity	-	-	-	-
Noncontrolling Interests	-	-	-	-
Total shareholders' equity	38,137	69,602	(32,895)	182,440
Total liabilities and shareholders' equity	99,951	134,309	38,024	294,994

MOR-3

In re Paragon Offshore PLC, et al.

	16-10405	16-10406	16-10407	16-10408
	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	$ 3,708	$ 1,011	$ -	$ -
Restricted Cash	-	-	-	-
Accounts Receivable	306,821	2,816	320	655,270
Natural Disasters Insurance Receivables	-	-	-	-
Prepaid Expenses & Deposits	95	12	-	-
Taxes Receivable	-	-	-	-
Total Other Current Assets	666	-	1,849	-
Total current assets	311,290	3,839	2,170	655,270
Long Term Notes - 3rd Party	-	-	-	-
Investments in Subsidiaries	30,000	-	2,262,887	65,504
Intercompany Notes Receivable	13,358	-	-	-
Joint Venture Investments	-	-	-	-
Long Term Notes & Investments	43,358	-	2,262,887	65,504
Gross PPE	8,258	-	-	999,299
Accumulated Depreciation	(934)	-	-	(718,087)
Property and Equipment	7,324	-	-	281,212
Other Assets	-	-	-	7,863
Deferred Financing Costs	-	-	-	-
Deferred Regulatory Inspection	-	-	-	2,051
Deferred Pension Costs	-	-	-	-
Intangibles	-	-	-	-
Other Long Term Assets	-	-	-	5,812
Hedging Instruments - NonCurrent	-	-	-	-
Long Term Prepaid Mob	-	-	-	-
Long Term Prepaid Expense	-	-	-	-

Total assets	361,972	3,839	2,265,056	1,009,849

LIABILITIES AND SHAREHOLDERS' EQUITY	-	-	-	-
Current liabilities	-	-	-	-
Current Maturities & Short Term Debt	-	-	186,107	-
Accounts Payable	113,096	3,024	80,610	305,520
Payroll and Benefits Related Accruals	1,263	1	-	(96)
Taxes Payable	2,255	-	(389)	-
Dividends Payable	-	-	-	-
Interest Payable	6,575	-	229	33
Other Current Liabilities	(33)	-	-	(290)
Total current liabilities	123,155	3,025	266,557	305,166
Total Long-Term Debt	158,059	-	-	300
Deferred Taxes	-	-	-	-
Other NonCurrent Liabilities	-	-	12,506	-
Liabilities Subject to Compromise	134	-	-	-
Total liabilities	281,348	3,025	279,063	305,466

Shareholders' equity	-	-	-	-
Shareholders' Equity	80,624	814	1,985,993	704,382
Ordinary Shares-par Val $ 10 per sh	14	-	-	-
Capital in Excess of par value	60,000	510	3,618,627	286,174
Retained Earnings	20,523	304	(1,632,634)	418,208
Treasury Stock - at Cost	-	-	-	-
Accumulated Other Comprehensive Loss	86	-	-	-
Statutory Equity	-	-	-	-
Noncontrolling Interests	-	-	-	-
Total shareholders' equity	80,624	814	1,985,993	704,382
Total liabilities and shareholders' equity	361,972	3,839	2,265,056	1,009,849

MOR-3

In re Paragon Offshore PLC, et al.

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	$ -	$ 60
Restricted Cash	-	-
Accounts Receivable	120,925	102,347
Natural Disasters Insurance Receivables	-	-
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	30
Total Other Current Assets	110,898	-
Total current assets	231,823	102,437
Long Term Notes - 3rd Party	-	-
Investments in Subsidiaries	1,020,952	(72,168)
Intercompany Notes Receivable	-	-
Joint Venture Investments	-	-
Long Term Notes & Investments	1,020,952	(72,168)
Gross PPE	-	123,994
Accumulated Depreciation	-	(94,868)
Property and Equipment	-	29,127
Other Assets	-	3,018
Deferred Financing Costs	-	-
Deferred Regulatory Inspection	-	3,018
Deferred Pension Costs	-	-
Intangibles	-	-
Other Long Term Assets	-	-
Hedging Instruments - NonCurrent	-	-
Long Term Prepaid Mob	-	-
Long Term Prepaid Expense	-	-

Total assets	1,252,776	62,414

LIABILITIES AND SHAREHOLDERS' EQUITY	-	-
Current liabilities	-	-
Current Maturities & Short Term Debt	-	-
Accounts Payable	-	17,796
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	(61)
Dividends Payable	-	-
Interest Payable	-	71,807
Other Current Liabilities	-	-
Total current liabilities	-	89,541
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	-	89,541

Shareholders' equity	-	-
Shareholders' Equity	1,252,775	(27,128)
Ordinary Shares-par Val $ 10 per sh	-	-
Capital in Excess of par value	1,179,831	1,519,680
Retained Earnings	72,945	(1,546,808)
Treasury Stock - at Cost	-	-
Accumulated Other Comprehensive Loss	-	-
Statutory Equity	-	-
Noncontrolling Interests	-	-
Total shareholders' equity	1,252,775	(27,128)
Total liabilities and shareholders' equity	1,252,776	62,414

MOR-4

In re Paragon Offshore PLC, et al.
					Case No. 16-10386 (CSS)
				Reporting Period: February 14 - 29, 2016
				Federal Tax I.D. # 98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000's)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$ 8,047	$ 1,555	$ (1,346)	$ 8,256
Payroll Tax	7,985	1,371	(1,616)	7,740
Withholding Tax	(13,837)	(100)	(4)	(13,941)
Property Tax	-	-	-	-
VAT Tax	(9,646)	2,676	469	(6,501)
Other Tax	2,768	588	(521)	2,835
Total Taxes	$ (4,684)	$ 6,090	$ (3,017)	$ (1,611)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000's)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$ 14	$ -	$ -	$ -	$ 14
Paragon Offshore plc	16-10386	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	234	3	1	-	238
Paragon International Finance Company	16-10391	22	684	-	0	706
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	45	50	13	-	107
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	233	21	-	79	334
Paragon Offshore (North Sea) Ltd.	16-10397	158	14	0	-	172
Paragon Duchess Ltd.	16-10398	-	-	-	-	-
Paragon (Middle East) Limited	16-10399	29	0	-	-	29
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	12	65	-	-	76
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	19	-	-	-	19
Paragon Offshore (Nederland) B.V.	16-10404	29	130	2	0	161
Paragon Offshore Contracting GmbH	16-10405	1	1	-	-	2
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	187	53	-	-	240
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	1	-	-	-	1

Total Accounts Payable		$ 984	$ 1,022	$ 15	$ 79	$ 2,100

MOR-5

In re Paragon Offshore PLC, et al.

																Case No. 16-10386 (CSS)
													Reporting Period: February 14 - 29, 2016
													Federal Tax I.D. # 98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
('000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$ (1,407)	$ -	$ -	$ (1,407)	$ 1,118	$ -	$ -	$ 1,118	$ -	$ -	$ -	$ -	$ (289)	$ -	$ (289)
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	(15)	-	-	(15)	-	-	-	-	-	-	-	-	(15)	-	(15)
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	(1,877)	-	-	(1,877)	10,318	-	-	10,318	-	-	-	-	8,440	-	8,440
Paragon International Finance Company	16-10391	(189)	-	-	(189)	(14)	-	-	(14)	-	-	-	-	(203)	-	(203)
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(1,102)	-	-	(1,102)	11,564	-	-	11,564	-	-	-	-	10,463	-	10,463
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	191	-	-	191	11,575	-	-	11,575	-	-	-	-	11,766	-	11,766
Paragon Offshore (North Sea) Ltd.	16-10397	5,044	-	-	5,044	10,519	-	-	10,519	-	-	-	-	15,563	-	15,563
Paragon Duchess Ltd.	16-10398	(4)	-	-	(4)	-	-	-	-	-	-	-	-	(4)	-	(4)
Paragon (Middle East) Limited	16-10399	(31)	-	-	(31)	5,523	-	-	5,523	-	-	-	-	5,492	(50)	5,442
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	8,000	-	-	8,000	(4,417)	-	-	(4,417)	-	-	-	-	3,583	-	3,583
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	(71)	-	-	(71)	20,903	-	-	20,903	-	-	-	-	20,832	-	20,832
Paragon Offshore Contracting GmbH	16-10405	16,312	-	-	16,312	(14,379)	-	-	(14,379)	-	-	-	-	1,934	-	1,934
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$ 24,851	$ -	$ -	$ 24,851	$ 52,710	$ -	$ -	$ 52,710	$ -	$ -	$ -	$ -	$ 77,561	$ (50)	$ 77,511

MOR-5 CONT

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
Reporting Period: February 14 - 29, 2016
Federal Tax I.D. # 98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X